[Letterhead of Wayne Savings Bancshares, Inc.]



June 28, 2002


Dear Stockholder:

We cordially invite you to attend the 2002 Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc. (the "Company"). The Annual Meeting will be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m., Ohio time, on July 25, 2002.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

At the Annual Meeting, stockholders will be requested to (i) elect two directors of the Company and (ii) ratify the appointment of Grant Thornton LLP as auditors for the Company's fiscal year ending March 31, 2003.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

Also enclosed for your review is our 2002 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

/s/ Charles F. Finn


Charles F. Finn
Chairman, President and Chief Executive Officer

                         WAYNE SAVINGS BANCSHARES, INC.
                             151 North Market Street
                               Wooster, Ohio 44691
                                 (330) 264-5767

                                    NOTICE OF
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On July 25, 2002

         Notice is hereby given that the 2002 Annual Meeting of Wayne Savings Bancshares, Inc. (the "Company") will be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m., Ohio time, on July 25, 2002.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company; and

         2. The ratification of the appointment of Grant Thornton LLP as auditors for the Company for the fiscal year ending March 31, 2003; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 14, 2002, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                         By Order of the Board of Directors

                                         /s/ Charles F. Finn


                                         Charles F. Finn
                                         Chairman, President and Chief Executive
                                         Officer

Wooster, Ohio
June 28, 2002

                                 PROXY STATEMENT


                         WAYNE SAVINGS BANCSHARES, INC.
                             151 North Market Street
                               Wooster, Ohio 44691
                                 (330) 264-5767


                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                  July 25, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Wayne Savings Bancshares, Inc. (the "Company") to be used at the 2002 Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, on July 25, 2002, at 10:00 a.m., Ohio time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 28, 2002.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your Proxy to the Company in order for your vote to be counted. Proxies which are signed, but contain no instructions for voting, will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, or by filing a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Holders of record of the Company's common stock, par value $1.00 per share ("Common Stock") as of the close of business on June 14, 2002 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, there were 2,572,021 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of shares present in person or by proxy and entitled to vote, and the appointment of auditors is ratified by a majority of the outstanding shares of Common Stock; broker non-votes will not be counted as shares present and entitled to vote. Wayne Savings Bancshares, M.H.C., the Company's parent mutual holding company (the "Mutual Holding Company"), which owns a majority of the outstanding Common Stock, has indicated its intention to vote in favor of all matters presented to stockholders at the Annual Meeting, which would ensure the approval of such matters.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of June 14, 2002, the shares of Common Stock beneficially owned by all directors and executive officers as a group and by each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock. This information is based solely upon information supplied to the Company and the filings required pursuant to the Exchange Act.

                                        Amount of Shares
                                        Owned and Nature       Percent of Shares
     Name and Address of                  of Beneficial         of Common Stock
      Beneficial Owners                    Ownership(1)           Outstanding

Wayne Savings Bankshares, MHC(2)           1,350,699                 52.5%
151 North Market Street
Wooster, Ohio 44691

All Directors and Executive Officers        233,5443)                 9.1%
as a Group (10 persons)
-----------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined.
     As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of the Mutual Holding Company.
(3) Includes 5,309 shares of common stock underlying options granted pursuant to The Wayne Savings and Loan Company 1993 Stock Option
     Plan for Outside Directors and 5,241 shares subject to options under The Wayne Savings and Loan Company 1993 Incentive Stock Option Plan that may be exercised within 60 days of the date as of which beneficial ownership is being determined.


                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of seven members. The Company's Bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three year-period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Meeting to serve for a three-year period and until their respective successors have been elected and qualified. The Board of Directors has nominated to serve as directors Charles F. Finn and Joseph L. Retzler, each of whom is currently a member of the Board of Directors.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                           Shares of
                                                                                         Common Stock
                                        Positions                                        Beneficially
                                       Held in the          Director   Current Term        Owned on        Percent
     Name (1)             Age            Company            Since (2)    to Expire     June 14, 2002 (3)  Of Class
     --------             ---            -------            ---------    ---------     -----------------  --------

                                                      NOMINEES

Charles F. Finn           64     Chairman of the Board,       1976         2002            34,664 (4)       1.3%
                                  President, and Chief
                                    Executive Officer
Joseph L. Retzler         74            Director              1985         2002            15,471 (5)         *

                                           DIRECTORS CONTINUING IN OFFICE

Kenneth G. Rhode          93            Director              1958         2003            60,220           2.3%
James C. Morgan           64            Director              1995         2003            11,412             *
Donald E. Massaro         73            Director              1990         2004            10,230             *
Russell L. Harpster       67            Director              1979         2004            38,482 (6)       1.5%
Terry A. Gardner          55            Director              1994         2004            31,492           1.2%

                                      EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Wanda Christopher-Finn    59    Executive Vice President       N/A          N/A            21,677 (7)         *
Gary C. Miller            61      Senior Vice President        N/A          N/A             9,896             *
Michael C. Anderson       51  Executive Vice President and     N/A          N/A                 0             *
                                 Chief Financial Officer

--------------------------------
(*)    Less than 1%.
(1) The mailing address for each person listed is 151 North Market Street, Wooster, Ohio 44691. Each of the persons listed is also a director or executive officer of the Mutual Holding Company.
(2) Reflects initial appointment to the Board of Directors of Wayne Savings Community Bank (the "Bank," or "Wayne Savings"), the Company's wholly-owned subsidiary.
(3) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
(4) Includes options to purchase 3,200 shares pursuant to the 1993 Incentive Stock Option Plan (the "Stock Option Plan").
(5)    Includes options to purchase 4,467shares pursuant to the Directors' Plan.
(6) Includes options to purchase 842 shares pursuant to the 1993 Stock Option Plan for Outside Directors (the "Directors' Plan").
(7)    Includes options to purchase 2,041 shares pursuant to the Stock Option
       Plan.

         The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Kenneth G. Rhode has been Chairman of the Board of the Bank since 1972. He was Chief Executive Officer of Lightning Rod Mutual and Western Reserve Mutual Insurance Companies of Wooster, Ohio, prior to his retirement in 1988.

         Charles F. Finn has been President and Chief Executive Officer of the Bank since 1983. He has been employed by Wayne Savings for 38 years. Mr. Finn is the spouse of Wanda Christopher-Finn, Executive Vice President of the Company. He was appointed Chairman of the Board of Directors of the Company on September 25, 1997.

         Donald E. Massaro has been affiliated with the Bank for 36 years. He previously was an officer of the Bank and retired in December 1992.

         Russell L. Harpster is an attorney and a partner in the law firm of Henderson, Harpster & Vanosdall in Ashland, Ohio.

         Joseph L. Retzler is President of Retzler Hardware in Wooster, Ohio.

         Terry A. Gardner is President and General Partner of Terra Management, Inc., in Wooster, Ohio, a firm involved in the construction and management of multi-family housing projects. He was elected director on October 25, 1994 to fill the unexpired term of a retiring director.

         James C. Morgan is President of Franklin Oil & Gas, Inc. in Wooster, Ohio. He was elected director on February 28, 1995 to fill the unexpired term of a retiring director.

         Wanda Christopher-Finn is Executive Vice President, Chief Administrative Officer and has been affiliated with the Bank since 1972. Ms. Christopher-Finn is the spouse of Charles Finn.

         Michael C. Anderson is Executive Vice President, Chief Financial Officer and joined Wayne Savings Community Bank in October 2001. He has most recently been a member of senior management in the health care field responsible for accounting and financial operations. Mr. Anderson was Senior Vice President, Chief Financial Officer of Wayne Savings Community Bank between 1984-1986.

         Gary C. Miller became Senior Vice President, Manager of the Loan Origination Division in February 1996 and was promoted to Chief Lending Officer in August 1997. He was previously Vice President, Manager of Mortgage Loans. He has been affiliated with Wayne Savings since 1971.

Meetings and Committees of the Board of Directors

         The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended March 31, 2002, the Board of Directors held 12 regular meetings and four special meetings. During the year ended March 31, 2002, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served.

         The Executive Committee of the Board of Directors, consisting of Directors Kenneth Rhode, Charles Finn, Russell Harpster and Joseph Retzler, also serves as the Compensation Committee of the Company, and meets periodically to review the performance of officers and employees and determine compensation programs and adjustments. The Executive Committee met two times in its capacity as the Compensation Committee during the year ended March 31, 2002.

         The Audit Committee consists of Directors Kenneth Rhode, Donald Massaro, Terry Gardner and James Morgan. This Committee meets on a quarterly basis with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company's Audit Committee met four times during the year ended March 31, 2002.

         The Nominating Committee consists of the full Board of Directors. While the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor established any procedures for this purpose. Any nominations must, however, be made pursuant to applicable provisions of the Company's Bylaws. The Board of Directors met one time in its capacity as the Nominating Committee during the year ended March 31, 2002.

Audit Committee Report

         In accordance with rules established by the SEC, the Audit Committee has prepared the following report.

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended March 31, 2002;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002 and be filed with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                  Kenneth Rhode
                                 Donald Massaro
                                  Terry Gardner
                                  James Morgan

Ownership Reports by Officers and Directors

         The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the outstanding shares of Company Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended March 31, 2002.

Executive Compensation

         The following table sets forth for the fiscal years ended March 31, 2002, 2001 and 2000 certain information as to the total remuneration paid by the Company to the Chief Executive Officer and to the Executive Vice President of the Company (the "Named Executive Officers"). Information in the table below has been adjusted for the 5% stock dividend paid in June 1999. During the fiscal year ended March 31, 2002, no other officer of the Company earned salary and bonus which exceeded $100,000.



                                                                              Long-Term Compensation
-------------------- ------------------------------------------------- ---------------------------- ---------

                                 Annual Compensation (1)                         Awards              Payout
-------------------- --------- ------------ --------- ---------------- ------------ --------------- ---------

                     Fiscal
                     years
                     ended                             Other Annual    Restricted     Securities
Name and principal   March       Salary      Bonus     Compensation       Stock       Underlying    LTIP         All other
     position          31,         ($)        ($)           (2)         Award(s)     Options/SARs   Payouts    compensation
==================== ========= ============ ========= ================ ============ =============== ========= ================

Charles F. Finn        2002       $159,600  $20,000         --             --            --           --      $       --
Chairman,              2001        152,800   16,000         --             --            --           --              --
President and          2000        147,800    15,000        --             --            --           --              --
Chief Executive
Officer
-------------------- --------- ------------ --------- ---------------- ------------ --------------- --------- ----------------

Wanda                  2002       $102,300  $15,000         --             --            --           --      $       --
Christopher-Finn,      2001         97,500   13,000         --             --            --           --              --
Executive Vice         2000         94,500    10,500        --             --            --           --              --
President
==================== ========= ============ ========= ================ ============ =============== ========= ================


(1) No compensation has been deferred at the election of the executive. Does not include benefits pursuant to the Company's Pension Plan. See "Benefits."
(2) The Company also provides certain members of senior management with the use of an automobile, membership dues and other personal benefits. The aggregate amount of such other benefits provided did not exceed the lesser of $50,000 or 10% of total annual salary.

Directors' Compensation

         Fees. The Company's directors receive no fees for serving on the Company's Board of Directors or committees of the Company. Each outside director who served on the Board of Directors of the Bank during the fiscal year ended March 31, 2002 received a monthly meeting fee of $825 and a monthly retainer of $550. The monthly meeting fee is paid to the director only if the director attends the meeting or has an excused absence. No additional fees were paid for special meetings of the Board of Directors. In addition, the Company paid each Director Emeritus up to two-thirds of the fees such Director Emeritus received in the year prior to being appointed Director Emeritus, excluding committee fees. During the fiscal year ended March 31, 2002, the members of the Executive Committee received an annual fee of $2,000; however, Kenneth Rhode, Chairman of the Board of Directors of the Bank, received a grandfathered executive committee fee of $4,000. Members of the Loan Committee and Audit Committee received an annual fee of $1,800. Directors who attend the quarterly meetings of the Company's Asset Review Committee received a fee of $100 for each meeting attended. The Chairman of the Board of Directors of the Bank and Chairman of the Executive Committee received $12,850 in additional fees during the fiscal year ended March 31, 2002. Mr. Finn did not receive any fees as Chairman of the Board of the Company.

         Stock Option Plan for Outside Directors. The Board of Directors of the Bank adopted the 1993 Stock Option Plan for Outside Directors (the "Directors' Plan") in connection with its conversion to stock form in 1993. The Directors' Plan was ratified by the Bank's stockholders at the 1993 Annual Meeting. The Directors' Plan authorizes the grant of non-statutory stock options for 36,018 shares (as adjusted) of common stock to non-employee directors of the Company, as adjusted to reflect a 5% stock dividend, a 10% stock dividend and a three-for-two stock split which were distributed June 10, 1999, June 10, 1998, and June 12, 1997, respectively. The Directors' Plan is a self administering plan that granted to Messrs. Rhode, Harpster, Retzler, and Massaro non-statutory options to purchase 7,204, 5,467, 5,467 and 5,336 shares of Common Stock (as adjusted), respectively. Grants of stock options were determined as follows: options to purchase 6,267 shares (as adjusted) were granted to outside directors with more than 15 years of service; options to purchase 5,467 shares (as adjusted) were granted to each outside director with 5 to 15 years of service; options to purchase 5,336 shares (as adjusted) were granted to outside directors with less than 5 years of service; and options to purchase an additional 931 shares (as adjusted) were granted to the Chairman of the Board. The exercise price of the options is equal to the fair market value of the shares of Common Stock underlying such option on the date the option was granted, or $5.00 per share (as adjusted) of Common Stock for options granted on the date of completion of the

Offering. All options granted under the Directors' Plan may be exercised from time to time in whole or in part, and expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director.

Benefits

         Pension Plan. The Bank makes available to all full-time employees who have attained the age of 21 and completed one year of service with the Bank a defined benefit pension plan. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's normal retirement date (i.e., the first day of the month coincident with or next following the later of age 65 or 5 years of participation). These payments are calculated in accordance with a formula based on the employee's "average monthly compensation," which is defined as the highest average of total compensation for five consecutive calendar years of employment. The normal retirement benefit is equal to 29% of the "average monthly compensation" up to the integration level, plus 51% of the "average monthly compensation" in excess of the integration level, reduced for less than 35 years of service. The normal form of benefit is a monthly income payable for life. Optional forms of benefit are available.

         Under the pension plan, the Bank makes an annual contribution for the benefit of eligible employees computed on an actuarial basis. Employee benefits under the plan vest as designated in the schedule below:

                  Completed Years                                     Vested
                   of Employment                                    Percentages

                Fewer than 3 ....................................         0
                3 but less than 4 ...............................        20%
                4 but less than 5 ...............................        40%
                5 but less than 6 ...............................        60%
                6 but less than 7 ...............................        80%
                7 or more .......................................       100%


         The following table illustrates regular annual allowance amounts at age 65 under the regular retirement benefit plan provisions available at various levels of compensation and years of benefit service (figured on formula described above):

                                                         Years of Benefit Service
----------------------------------------------------------------------------------------------------------------
Average Salary            10             15               20              25              30               35
--------------        ----------     ----------       ----------      ----------      ----------       ---------
  $  20,000            $ 1,811         $  2,717        $  3,622        $  4,528         $  5,433        $  6,339
  $  30,000            $ 3,268         $  4,902        $  6,537        $  8,171         $  9,805        $ 11,439
  $  50,000            $ 6,183         $  9,274        $ 12,365        $ 15,456         $ 18,548        $ 21,639
  $  80,000            $10,554         $ 15,831        $ 21,108        $ 26,385         $ 31,662        $ 37,939
  $ 100,000            $13,468         $ 20,202        $ 27,937        $ 33,671         $ 40,405        $ 47,139


         At March 31, 2002, Mr. Finn and Ms. Christopher-Finn had 38 years and 23 years of credited service under the pension plan, respectively.

         Stock Option Plan. The Board of Directors of the Bank adopted the 1993 Incentive Stock Option Plan (the "Stock Plan") in connection with its conversion to stock form in 1993. The Stock Plan was ratified by the Bank's stockholders at the 1993 Annual Meeting. Set forth below is information concerning exercised and unexercisable options held by the Named Executive Officers at March 31, 2002.



                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
====================================================================================================================

                                                                 Number of Unexercised      Value of Unexercised
                             Shares Acquired       Value               Options at          In-The-Money Options at
           Name               Upon Exercise       Realized          Fiscal Year-End          Fiscal Year-End (1)
                                                                ------------------------- --------------------------

                                                                Exercisable/Unexercisable Exercisable/Unexercisable
---------------------------- ---------------- ----------------- ------------------------- --------------------------

Charles F. Finn                    --               $--                3,200 /--                $ 44,800 /--

Wanda Christopher-Finn             --               $--                2,041 /--                 $ 28,514/--
============================ ================ ================= ========================= ==========================

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on March 31, 2002 (based on the price of the last sale reported on the Nasdaq SmallCap Market on March 31, 2002).

         The Company does not have any equity compensation program that was not approved by stockholders other than the Bank's employee stock ownership plan.

         Set forth below is certain information as of March 31, 2002 regarding equity compensation to directors and executive officers of the Company approved by stockholders.


                                    Number of securities to be                             Number of securities
                                     issued upon exercise of       Weighted average      remaining available for
               Plan                  outstanding options and        exercise price               issuance
                                              rights                                            under plan
--------------------------------------------------------------------------------------------------------------------
Stock Option Plan                             10,550                      $5.00                  10,550
--------------------------------------------------------------------------------------------------------------------

Recognition and Retention Plan                    --                        --                       --
--------------------------------------------------------------------------------------------------------------------

Total                                         10,550                        --                   10,550
====================================================================================================================


Certain Transactions with the Company

         Federal law and regulation generally requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. All loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. All loans, the principal balances of which exceeded $60,000 at any time during the fiscal year ended March 31, 2002, made by the Company to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

         Director Russell L. Harpster is a partner in the law firm of Henderson, Harpster & Vanosdall of Ashland, Ohio, which has represented the Company in certain legal matters since 1979. During the fiscal year ending March 31, 2002, the Company paid $8,808 in legal fees to the law firm. No retainer was paid, and the Company was billed for services performed at the firm's hourly rate.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has approved the engagement of Grant Thornton LLP to be the Company's auditors for the fiscal year ending March 31, 2003, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of Grant Thornton LLP for the Company's fiscal year ending March 31, 2003. A representative of Grant Thornton LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Grant Thornton LLP during the fiscal year ended March 31, 2002:

         Audit Fees                                  $  50,000
         Financial Information Systems
           Design and Implementation Fees            $   --
         All Other Fees                              $ 128,400*
         ----------------
         * Includes $92,100 in stock offering related fees.

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to assistance with the Company's "second-step" conversion and stock offering, as well as tax services rendered, is compatible with maintaining Grant Thornton LLP's independence. The Audit Committee concluded that performing such services does not affect Grant Thornton LLP's independence in performing its function as auditor of the Company.

         In order to ratify the selection of Grant Thornton LLP as the auditors for the fiscal year ending March 31, 2003, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Grant Thornton LLP as auditors for the 2002 fiscal year.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 151 North Market Street, Wooster, Ohio 44691, no later than February 25, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than two weeks in advance of such meeting for nominations for directors, or not later than five days in advance of such meeting for other new business, subject to certain exceptions) by the Secretary of the Company.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The

Company's 2002 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on June 28, 2002. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2002, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MICHAEL C. ANDERSON CORPORATE SECRETARY, WAYNE SAVINGS BANCSHARES, INC., 151 NORTH MARKET STREET, WOOSTER, OHIO 44691.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Charles F. Finn

                                         Charles F. Finn
                                         Chairman, President and Chief Executive
                                         Officer


Wooster, Ohio
June 28, 2002

                         WAYNE SAVINGS BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 25, 2002

         The undersigned hereby appoints the official proxy committee consisting of four members of the Board of Directors, who are not named as nominees on the reverse side, with full powers of substitution to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders, to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, on July 25, 2002, at 10:00 a.m. Ohio time, and at any and all adjournments thereof, as indicated on the reverse side.

         PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment.

         This proxy is solicited by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                                                                 FOR    WITHHOLD
                                                                 ---    --------
       1      The election as directors of all nominees listed
              below (except as marked to the contrary below)     |_|       |_|

              Charles F. Finn
              Joseph L. Retzler

              INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write the name of the nominee(s) in the space provided below.


                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

       2      The  ratification of the appointment of   |_|      |_|       |_|
              Grant Thornton LLP as auditors for the
              fiscal year ending March 31, 2003

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 28, 2002, and audited financial statements.

Dated: _________________, 2002               +-+  Check Box if You Plan
                                             +-+  to Attend Annual Meeting

-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER

             Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.